                                                                    EXHIBIT 10.1

                            AGREEMENT FOR ASSUMPTION
                                OF INDEBTEDNESS

                               STATE:  TEXAS
                               COUNTY: DALLAS
                               LOAN #  11-0304391
                               GP #219 138 4005

THIS AGREEMENT, made this 10th day of August, 2001

WITNESSETH:

          WHEREAS, The Small Business Administration, an agency and instrumentality of the United States of America or The Money Store Investment Corporation (hereinafter called "Lender"), is the owner and holder of certain instruments executed by MPM MEDICAL, INC. AND DIVERSIFIED CARE, INC. (hereinafter designated "Transferor", whether one or more), said instruments being identified as follows:

   PROMISSORY NOTE                           SECURITY INSTRUMENT
   ---------------                           -------------------

Date: JULY 31, 1998                          Type: 1st Security interest in
                                                   Machinery, Equipment
                                                   Furniture & Fixtures
Amount: $357,000.00
                                             Date: July 31, 1998

                                             Registry: Secretary of State of
                                                       Texas/Nevada
As of JULY 9, 2001 (Interest paid to date) the approximate unpaid principal balance is $290,329.78

     WHEREAS, RBC ACQUISITION CORP. (hereinafter designated as "Transferee" whether one or more), by a certain conveyance by the Transferor, has acquired the property covered by the above described Security instruments, said conveyance being subject to the lien created in said instrument:

     NOW, THEREFORE, in consideration of the conveyance of said property to the Transferee and the consent of Lender to said conveyance, it is hereby agreed as follows:

     1. Transferee hereby assumes payment of the unpaid balance of said Note and said indebtedness now held by the Lender;

     2. Transferee agrees that payment of the indebtedness shall be in accordance with the terms and conditions of the Promissory Note evidencing the indebtedness, any outstanding agreements of Transferor pertinent thereto, and the Security Instrument(s), and the Transferee hereby assumes liability for, agrees to comply with, to be bound by, and to perform all covenants and conditions in, all of said instruments as of the dates thereof as the principal obligor, including but not limited to the Authorization and Loan Agreement, except to the extent that such instrument(s) evidencing indebtedness, agreements pertaining thereto and security instrument(s) are superseded by instruments executed by the Transferee simultaneously with or subsequent to the date of the execution of this agreement;


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     3.   The Lender hereby consents to conveyance of the above mentioned property from the Transferor to the Transferee and agrees that upon payment in full to lender or its assigns of the obligations herewith assumed by the Transferee, together with interest and any other amounts which have become owing to Lender under the terms of the above described Security instrument or any modifications thereof, the Lender shall execute such instruments as may be necessary to permit the said property to be released from the lien of said instrument(s).

     IT IS AGREED AND UNDERSTOOD that assumption of this indebtedness by the Transferee does not relieve the undersigned Transferors from personal liability for payment of the indebtedness referred to herein.

TRANSFEREE:

RBC Acquisition Corp.

By: /s/ CLINTON H. HOWARD
    ------------------------------
    Clinton H. Howard, President

By: /s/ STEVE E. BROWN
    ------------------------------
    Steve E. Brown, Secretary


Guarantor:

Royal BodyCare, Inc.

By: /s/ CLINTON H. HOWARD
    ------------------------------
    Clinton H. Howard, President


By: /s/ KATHERINE M. HOWARD
    ------------------------------
    Katherine M. Howard, Secretary

    /s/ CLINTON H. HOWARD
    ------------------------------
    Clinton H. Howard


Attest: /s/ MELINA C. GRAHAM
        --------------------------

AGREED TO:
TRANSFEROR:

MPM MEDICAL, INC.

By: /s/ MICHAEL J. LIVELY
   ------------------------------------
    Michael J. Lively, CEO

By: /s/ SHERRY G. LIVELY
   ------------------------------------
    Sherry G. Lively, Secretary

DIVERSIFIED CARE, INC.

By: /s/ MICHAEL J. LIVELY
   ------------------------------------
    Michael J. Lively, President

By: /s/ SHERRY G. LIVELY
   ------------------------------------
    Sherry G. Lively, Secretary

Attest: /s/ STEVE E. BROWN
       --------------------------------

GUARANTORS:

/s/ SHERRY G. LIVELY
---------------------------------------
Sherry G. Lively

Diversified Care of Oklahoma, Inc.

By: /s/ MICHAEL J. LIVELY
   ------------------------------------
    Michael J. Lively, President

By: /s/ SHERRY G. LIVELY
   ------------------------------------
    Sherry G. Lively, Secretary

Integracare LLC

By: /s/ MICHAEL J. LIVELY
   ------------------------------------
    Michael J. Lively, Manager

LENDER:

THE MONEY STORE INVESTMENT CORPORATION

By: /s/ CARROLL MIRIUM
   ------------------------------------
    Carroll Mirium, Credit Service
    Officer